UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2025

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2025, Simmons First National Corporation (the “Company”) completed its previously-announced public offering (the “Offering”) of $325,000,000 aggregate principal amount of its 6.25% Fixed-to-Floating Rate Subordinated Notes due 2035 (the “Notes”). The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-279502) which was previously filed with the U.S. Securities and Exchange Commission (the “Commission”) and automatically effective as of May 17, 2024, as supplemented by a preliminary prospectus supplement, filed with the Commission on September 9, 2025, and a final prospectus supplement, filed with the Commission on September 10, 2025. The Notes were issued pursuant to the Subordinated Indenture, dated as of March 26, 2018 (the “Base Indenture”), between the Company and Wilmington Trust, National Association (the “Trustee”), as supplemented by the Second Supplemental Indenture dated as of September 12, 2025 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Notes are intended to qualify as Tier 2 capital for regulatory purposes. The net proceeds from the Offering were approximately $321.3 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering, together with cash on hand, to repay in full the Company’s outstanding $330 million principal aggregate amount of the Floating-to-Fixed Rate Subordinated Notes due 2028 (the “2028 Notes”), on October 1, 2025, and for general corporate purposes.

The Notes sold in the Offering shall, from and including the date of original issuance to, but excluding, October 1, 2030, or the date of earlier redemption (the “fixed rate period”), bear interest at an initial rate of 6.25% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2026. The last interest payment date for the fixed rate period will be October 1, 2030. From and including October 1, 2030 to, but excluding, October 1, 2035, or the date of earlier redemption (the “floating rate period”), the Notes will bear interest at a floating rate per annum equal to the Benchmark rate, which is expected to be Three-Month Term SOFR (each as defined in the Notes), plus a spread of 302 basis points for each quarterly interest period during the floating rate period, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on January 1, 2031. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes in whole or in part beginning with the interest payment date of October 1, 2030, and on any interest payment date thereafter. The Company may also redeem the Notes, in whole but not in part, upon the occurrence of certain specified events at the redemption prices provided therein, plus accrued and unpaid interest on the notes to, but excluding the redemption date. Any early redemption of the Notes will be subject to receipt of the approval of the Board of Governors of the Federal Reserve System to the extent required under applicable laws or regulations, including capital regulations. The Notes will not have the benefit of any sinking fund. The Notes are not obligations of, and are not, and will not be, guaranteed by any of the Company’s subsidiaries.

The Notes are unsecured, subordinated obligations of the Company and (i) rank junior in right of payment to all of the Company’s existing and future Senior Indebtedness (as defined in the Indenture); (ii) rank junior in right of payment to any of the Company’s future general creditors; (iii) rank equal in right of payment with any of the Company’s existing and future subordinated indebtedness, including the Company’s outstanding 2028 Notes; (iv) rank senior in right of payment to any of the Company’s future indebtedness the terms of which provide that such indebtedness ranks junior in right of payment of the Notes; and (v) are structurally subordinated to all of the Company’s existing and future indebtedness, deposits and other liabilities of the Company’s current and future subsidiaries, including without limitation, Simmons Bank’s liabilities to depositors in connection with the deposits as well as liabilities to general creditors and liabilities arising in the ordinary course of business or otherwise.

The Indenture provides that the maturity of the Notes may only be accelerated upon the occurrence of certain events related to the bankruptcy or insolvency of the Company, whether voluntary or involuntary, or certain events related to the insolvency of Simmons Bank. There is no right of acceleration of the payment of principal of the Notes upon a default in the payment of principal of or interest on the Notes or in the performance of any of the Company’s covenants or agreements contained in the Notes, in the Indenture or any of the Company’s other obligations or liabilities.

The foregoing descriptions of the Base Indenture and the Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of such documents. For a complete description of the Base Indenture and the Supplemental Indenture, which includes the form of the Notes, please refer to the Base Indenture, attached as Exhibit 4.1 and the Supplemental Indenture, attached as Exhibit 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The form of the Notes is included in Exhibit 4.3 and is incorporated herein by reference.

Troutman Pepper Locke LLP, counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Notes in the Offering, a copy of which is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Cautionary Statement Regarding Forward-Looking Statements.

This Current Report contains statements related to the Offering that are not based on historical facts and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding the anticipated use of the proceeds of the Offering and the repayment of the 2028 Notes. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “foresee,” “intend,” “indicate,” “likely,” “target,” “plan,” “positions,” “prospects,” “project,” “predict,” or “potential,” by future conditional verbs such as “could,” “may,” “might,” “should,” “will,” or “would,” by variations of such words, or by similar expressions.

By nature, such forward-looking statements are based on various assumptions and involve inherent risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Among other risks, there can be no guarantee that the board of directors of Simmons will redeem the 2028 Notes in full or in part. Additional information on other risk factors that could affect the forward-looking statements is included in the Company’s annual report on Form 10-K for the year ended December 31, 2024, the Company’s quarterly report on Form 10-Q for the three months ended June 30, 2025, and other reports that the Company has filed with or furnished to the Commission. Any forward-looking statement speaks only as of the date of this Current Report, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed or furnished herewith:

Exhibit No.	Document
4.1	Subordinated Indenture, dated March 26, 2018, by and between Simmons First National Corporation and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Simmons First National Corporation’s Current Report on Form 8-K filed on March 26, 2018 (File No. 000-06253)).
4.2	Second Supplemental Indenture, dated September 12, 2025, by and between Simmons First National Corporation and Wilmington Trust, National Association, as trustee.
4.3	Form of 6.25% Fixed-to-Floating Rate Subordinated Notes due 2035 (included in Exhibit 4.2).
5.1	Opinion of Troutman Pepper Locke LLP.
23.1	Consent of Troutman Pepper Locke LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ James M. Brogdon
Date: September 12, 2025	James M. Brogdon President